Supplement dated March 16, 2021, to the
Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company of New York.
Fund Additions
The following investment option will be added to your Variable Annuity as noted below, effective close of business on April 30, 2021.

Portfolio	Investment Objective	Investment Adviser
LVIP Delaware SMID Cap Core Fund – Standard Class	Seeks long-term capital appreciation.	Lincoln Investment Advisors Corporation
Portfolio Merger
The following Target Portfolio will be merged into the Acquiring Portfolio as noted below, effective close of business on April 30, 2021 (“Merger Date”), subject to approval by the shareholders of the Target Portfolio. After the Merger Date, all references to the Target Portfolio in your Annuity prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Delaware VIP Smid Cap Core – Standard Class	LVIP Delaware SMID Cap Core Fund – Standard Class
On the Merger Date, the Target Portfolio will no longer be available under any of our annuity contracts, and any Contract Value remaining in the sub-account investing in the Target Portfolio on the Merger Date will be transferred to the sub-account investing in the Acquiring Portfolio. Your Contract Value in the units of the sub-account investing in the Acquiring Portfolio will be equal to your Contract Value of the units of the sub-account investing in the Target Portfolio immediately prior to the merger.
Please note that you have the ability to transfer out of the sub-account investing in the Target Portfolio any time prior to the Merger Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the sub-account investing in the Acquiring Portfolio as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.
It is important to note that any transfer limitations applicable to the investment option to which a transfer is made will apply as described in your prospectus. Please refer to your prospectus for information about investment options.
After the Merger Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-account investing in the Target Portfolio will be deemed instruction for the sub-account investing in the Acquiring Fund. This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.
Additionally, if the Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available investment option within the asset allocation model for the model to continue to operate for your Contract following the Merger Date. You may wish to consult with your financial professional about the impact of the mergers on any allocation instructions and asset allocation models in effect for your Contract.
Portfolio Closure
Following the Portfolio merger, the following variable sub-account available in your Variable Annuity will be closed to all Contract Owners except those Contract Owners who have Contract Value invested in the variable sub-account:
LVIP Delaware SMID Cap Core Fund – Standard Class
Contract Owners who have Contract Value invested in the variable sub-account as of the Merger Date may continue to submit additional investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire Contract Value from the variable sub-account following the Merger Date. Contract Owners who do not have Contract Value invested in the variable sub-account before the Merger Date will not be permitted to invest in the variable sub-account thereafter.
Any applicable Dollar Cost Averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Merger Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Contract Value
ALLSTATESUP11

from the sub-account. In that case, the program would terminate and no further allocations to the variable sub-account will be permitted.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

ALLSTATESUP11